UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 4, 2007

VeruTEK Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130394	pending
(Commission File Number)	(IRS Employer Identification No.)

1125 Howe Street
Suite 915
Vancouver, British Columbia	V62 2K8
(Address of principal executive offices)	(Zip Code)

604-771-3234
(Issuer's Telephone Number)

Streamscape Minerals, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Our stockholders holding more than 54% of our outstanding common stock approved by written consent a Certificate of Amendment to Articles of Incorporation to (1) effect a name change to VeruTEK Technologies, Inc. from Streamscape Minerals, Inc. and (2) effect a one for 4.462 reverse stock split of our shares of common stock, (ii) to increase our authorized shares to 150,000,000 shares of common stock, $.001 par value per share, and (ii) to authorize 10,000,000 shares of preferred stock, $.001 par value per share. We filed the Certificate of Amendment to Articles of Incorporation on April 30, 2007 with the Nevada Secretary of State and the NASD effective date of the name change and reves split was the opening of business on May 4, 2007.

STOCK SPLIT. As a result of the reverse stock split, which became effective May 4, 2007, every 4.462 shares of our issued and outstanding common stock was automatically combined into one issued and outstanding share of our common stock without any change in par value of such shares. No fractional shares will be issued in connection with the reverse stock split. All fractional shares will be rounded up to the next whole number of shares. The reverse split affected all of the holders of our common stock uniformly and did not affect any stockholder’s percentage ownership interest or proportionate voting power, except for insignificant changes that resulted from the rounding of fractional shares. Without any further action on our part or the holders of the common stock, the shares of common stock held by stockholders of record as of the effective date of the reverse split were converted into the right to receive an amount of whole shares of common stock equal to the number of their shares of common stock divided by 4.462, subject to the rounding up of any fractional shares.

NO STOCKHOLDER ACTION BY WRITTEN CONSENT. Effective on May 4, 2007 and as a result of the filing of our Certificate of Amendment to Articles of Incorporation, stockholders may only act at an annual or special meetings of stockholders and may not act by written consent.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                VERUTEK TECHNOLOGIES, INC.

                By /s/ Ezio Montagliani
                Name: Ezio Montagliani
                Title:   Chairman and Chief Executive Officer

Dated: May 9, 2007